UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2026

MSP Recovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39445	84-4117825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3525 NW 7th Street Miami, Florida	33125
(Address of principal executive offices)	(Zip Code)

(305) 614-2222

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSPR	OTC Market Group, Inc.

Redeemable warrants, each lot of 4,375 warrants exercisable for one share of Class A common stock at an exercise price of $50,312.50 per share	MSPRW	OTC Market Group, Inc.

Redeemable warrants, each lot of 4,375 warrants exercisable for one share of Class A common stock at an exercise price of $0.4375 per share	MSPRZ	OTC Market Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, MSP Recovery, Inc. (the “Company”) has not filed its Annual Report on Form 10-K for the period ending December 31, 2025 or its Quarterly Report on Form 10-Q for the period ending March 31, 2026 (collectively, the “Delayed Reports”) with the Securities and Exchange Commission (“SEC”). Companies that are not current in their SEC reporting obligations in accordance with the provisions of Rule 15c2-11, promulgated under the Securities Exchange Act of 1934, as amended, do not have current information publicly available, and thus do not meet the requirements for ongoing quoting of their securities on one of the public markets operated by the OTC Markets Group.

On July 6, 2026, the Company was informed by the OTC Markets Group that the trading of its Class A common stock and publicly traded warrants (the “Publicly Traded Securities”) will move from OTC Pink Limited Information market tier to the OTC Markets Group’s “Expert Market” on or around July 17, 2026, unless it regains compliance in its financial filings. The Company does not expect that the Delayed Reports will be filed with the SEC by July 17, 2026, the end of the grace period for the Company to have current information publicly available. Accordingly, the Company’s Publicly Traded Securities will be designated for quoting on the Expert Market, effective July 17, 2026.

The Expert Market is available for unsolicited quotes only, meaning broker-dealers may use the Expert Market to publish unsolicited quotes representing orders from certain retail and institutional investors who are not affiliates or insiders of the Company. Quotations in Expert Market securities are made available to broker-dealers, institutions, and other sophisticated investors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP RECOVERY, INC.
Dated: July 8, 2026

	By:	/s/ John H. Ruiz
	Name:	John H. Ruiz
	Title:	Chief Executive Officer

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